                                                                   Exhibit 10.46


                            [LOGO WELLS FARGO BANK]


San Gabriel Valley Regional Commercial Banking Office
1000 Lakes Drive, Suite 250
West Covina, CA 91790

                                 June 1, 1998




Staar Surgical Company
1911 Walker Avenue
Monrovia, CA 91016

Gentlemen:

     This letter is to confirm that Wells Fargo Bank, National Association ("Bank"), subject to all terms and conditions contained herein, has agreed to make available to Staar Surgical Company ("Borrower") the following described credit accommodations (each, a "Credit" and collectively, the "Credits"):

     1. A revolving line of credit under which Bank will make advances to Borrower from time to time up to and including June 1, 2001, not to exceed at any time the maximum principal amount of Ten Million Dollars ($10,000,000.00) ("Line of Credit"), the proceeds of which shall be used to finance Borrower's working capital requirements.

     2. A term loan in the original principal amount of Five Million Dollars ($5,000,000.00) ("Term Loan"), on which the outstanding principal balance as of the date hereof is $4,125,160.09. Subject to the terms and conditions of this letter, Bank hereby confirms that the Term Loan remains in full force and effect.

     3. A facility under which Bank will enter into foreign exchange contracts for the account of Borrower from time to time up to and including June 1, 2001, not to exceed at any time the maximum principal amount of One Million United States Dollars (US$1,000,000.00) ("Foreign Exchange Facility").


I.   CREDIT TERMS:

     1. LINE OF CREDIT:

     (a) Line of Credit Note. Borrower's obligation to repay advances under the
         -------------------
Line of Credit shall be evidenced by a promissory note substantially in the form of Exhibit A attached hereto ("Line of Credit Note"), all terms of which
   ---------
are incorporated herein by this reference.
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     (b) Letter of Credit Subfeature. As a subfeature under the Line of Credit,
         ---------------------------
Bank agrees from time to time during the term thereof to issue standby letters of credit for the account of Borrower to support performance requirement (each, a "Letter of Credit" and collectively, "Letters of Credit"); provided however, that the form and substance of each Letter of Credit shall be subject to approval by Bank, in its sole discretion; and provided further, that the aggregate undrawn amount of all outstanding Letters of Credit shall not at any time exceed Five Million Dollars ($5,000,000.00). Each Letter of Credit shall be issued for a term not to exceed 365 days, as designated by Borrower; provided however, that no Letter of Credit shall have an expiration date subsequent to the maturity date of the Line of Credit. The undrawn amount of all Letters of Credit shall be reserved under the Line of Credit and shall not be available for borrowings thereunder. Each Letter of Credit shall be subject to the additional terms and conditions of the Letter of Credit Agreement and related documents, if any, required by Bank in connection with the issuance thereof. Each draft paid by Bank under a Letter of Credit shall be deemed an advance under the Line of Credit and shall be repaid by Borrower in accordance with the terms and conditions of this letter applicable to such advances; provided however, that if advances under the Line of Credit are not available, for any reason, at the time any draft is paid by Bank, then Borrower shall immediately pay to Bank the full amount of such draft, together with interest thereon from the date such amount is paid by Bank to the date such amount is fully repaid by Borrower, at the rate of interest applicable to advances under the Line of Credit. In such event Borrower agrees that Bank, in its sole discretion, may debit any demand deposit account maintained by Borrower with Bank for the amount of any such draft.

     (c) Borrowing and Repayment. Borrower may from time to time during the term
         -----------------------
of the Line of Credit borrow, partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions contained herein or in the Line of Credit Note; provided however, that the total outstanding borrowings under the Line of Credit shall not at any time exceed the maximum principal amount available thereunder, as set forth above.

     2. TERM LOAN:

     (a) Term Note. Bank has made a loan to Borrower in the original principal
         ---------
amount of Five Million Dollars ($5,000,000.00), on which the outstanding principal balance as of the date hereof is $4,125,160.09. Borrower's obligation to repay the Term Loan is evidenced by a promissory note substantially in
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the form of Exhibit B attached hereto ("Term Note"), all terms of which are
            ---------
incorporated herein by this reference. Any reference in the Term Note to any prior loan agreement between Bank and Borrower shall be deemed a reference to this letter.

     (b) Repayment. The principal amount of the Term Loan shall be repaid in
         ---------
accordance with the provisions of the Term Note.

     (c) Prepayment. Borrower may prepay principal on the Term Loan solely in
         ----------
accordance with the provisions of the Term Note.

     3. FOREIGN EXCHANGE FACILITY:

     (a) Foreion Exchange Facility. Bank will enter into foreign exchange
         -------------------------
contracts for the account of Borrower under the Foreign Exchange Facility for the purchase and/or sale by Borrower in United States dollars of Five Million; provided however, that the aggregate of all outstanding foreign exchange contracts shall not at any time exceed the maximum principal amount available under the Foreign Exchange Facility, as set forth above. No foreign exchange contract shall be executed for a term in excess of two (2) months or for a term which extends beyond the maturity date of the Line of Credit. Borrower shall have a "Delivery Limit" under the Foreign Exchange Facility not to exceed at any time the aggregate principal amount of One Million United States Dollars (US$1,000,000.00), which Delivery Limit reflects the maximum principal amount of Borrower's foreign exchange contracts which may mature during any sixty (60) day period. All foreign exchange transactions shall be subject to the additional terms of a Foreign Exchange Agreement, substantially in the form of Exhibit C attached hereto ("Foreign Exchange Agreement"), all terms of which are incorporated herein by this reference.

     (b) Settlement. Each foreign exchange contract under the Foreign Exchange
         ----------
Facility shall be settled on its maturity date by Bank's debit to any demand deposit account maintained by Borrower with Bank.


     II. INTEREST/FEES:

     1. Interest. The outstanding principal balance of the Line of Credit and
        --------
Term Loan shall bear interest at the rate of interest set forth in the Line of Credit Note and the Term Note.

     2. Computation and Payment. Interest shall be computed on the basis of a
        -----------------------
360-day year, actual days elapsed. Interest shall
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be payable at the times and place set forth in the Line of Credit Note and the
Term Note.

     3. Unused Commitment Fee. Borrower shall pay to Bank an unused commitment
        ---------------------
fee equal to a percentage per annum (computed on the basis of a 360-day year, actual days elapsed) on the average daily unused amount of the Line of Credit, which percentage shall be determined on the basis of the following grid which sets a different percentage depending upon the "Applicable Libor Margin" in effect under the Line of Credit Note during the calculation period. This unused commitment fee shall be calculated on a quarterly basis by Bank and shall be due and payable by Borrower in arrears within thirty (30) days after each billing is sent by Bank.


             Applicable Libor Margin        Unused Fee Percentage

                     1.750%                         .25%
                     1.500%                         .20%
                     1.375%                         .15%
                     1.250%                         .15%

     4. Letter of Credit Fees. Borrower shall pay to Bank (a) fees upon the
        ---------------------
issuance of each Letter of Credit equal to one percent (1.00%) per annum (computed on the basis of a 360-day year, actual days elapsed) of the face amount thereof; and (b) fees upon the payment or negotiation by Bank of each draft under any Letter of Credit and fees upon the occurrence of any other activity with respect to any Letter of Credit (including without limitation, the transfer, amendment or cancellation of any Letter of Credit) determined in accordance with Bank's standard fees and charges then in effect for such activity.

     5. Collection of Payments. Borrower authorizes Bank to collect all
        ----------------------
principal, interest and fees due under each Credit by charging Borrower's demand deposit account number 4 159-251172 with Bank, or any other demand deposit account maintained by Borrower with Bank, for the full amount thereof. Should there be insufficient funds in any such demand deposit account to pay all such sums when due, the full amount of such deficiency shall be immediately due and payable by Borrower.
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III. REPRESENTATIONS AND WARRANTIES:

     Borrower makes the following representations and warranties to Bank, which representations and warranties shall survive the execution of this letter and shall continue in full force and effect until the full and final payment, and satisfaction and discharge, of all obligations of Borrower to Bank subject to this letter.

     1. Legal Status. Borrower is a corporation, duly organized and existing and
        ------------
in good standing under the laws of the state of Delaware, and is qualified or licensed to do business in all jurisdictions in which such qualification or licensing is required or in which the failure to so qualify or to be so licensed could have a material adverse effect on Borrower.

     2. Authorization and Validity. This letter, the Line of Credit Note and
        --------------------------
Term Note, and each other document, contract or instrument deemed necessary by Bank to evidence any extension of credit to Borrower pursuant to the terms and conditions hereof, or now or at any time hereafter required by or delivered to Bank in connection with this letter (collectively, the "Loan Documents") have been duly authorized, and upon their execution and delivery in accordance with the provisions hereof will constitute legal, valid and binding agreements and obligations of Borrower or the party which executes the same, enforceable in accordance with their respective terms.

     3. No Violation. The execution, delivery and performance by Borrower of
        ------------
each of the Loan Documents do not violate any provision of any law or regulation, or contravene any provision of the Articles of Incorporation or By-Laws of Borrower, or result in a breach of or constitute a default under any contract, obligation, indenture or other instrument to which Borrower is a party or by which Borrower may be bound.

     4. Litigation. There are no pending, or to the best of Borrower's knowledge
        ----------
threatened, actions, claims, investigations, suits or proceedings by or before any governmental authority, arbitrator, court or administrative agency which could have a material adverse effect on the financial condition or operation of Borrower other than those disclosed by Borrower to Bank in writing prior to the date hereof.

     5. Correctness of Financial Statement. The financial statement of Borrower
        ----------------------------------
dated April 3, 1998, a true copy of which has been delivered by Borrower to Bank prior to the date hereof, (a) is complete and correct and presents fairly the financial condition of Borrower, (b) discloses all liabilities of Borrower
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that are required to be reflected or reserved against under generally accepted accounting principles, whether liquidated or unliquidated, fixed or contingent, and (c) has been prepared in accordance with generally accepted accounting principles consistently applied. Since the date of such financial statement there has been no material adverse change in the condition or operation of Borrower, nor has Borrower mortgaged, pledged, granted a security interest in or otherwise encumbered any of its assets or properties except in favor of Bank or as otherwise permitted by Bank in writing.

     6. Income Tax Returns. Borrower has no knowledge of any pending assessments
        ------------------
or adjustments of its income tax payable with respect to any year.

     7. No Subordination. There is no agreement, indenture, contract or
        ----------------
instrument to which Borrower is a party or by which Borrower may be bound that requires the subordination in right of payment of any of Borrower's obligations subject to this letter to any other obligation of Borrower.

     8. Permits, Franchises. Borrower possesses, and will hereafter possess, all
        -------------------
permits, consents, approvals, franchises and licenses required and all rights to trademarks, trade names, patents and fictitious names, if any, necessary to enable it to conduct the business in which it is now engaged in compliance with applicable law.

     9. ERISA. Borrower is in compliance in all material respects with all
        -----
applicable provisions of the Employee Retirement Income Security Act of 1974, as amended or recodified from time to time ("ERISA"); Borrower has not violated any provision of any defined employee pension benefit plan (as defined in ERISA) maintained or contributed to by Borrower (each, a "Plan"); no Reportable Event, as defined in ERISA, has occurred and is continuing with respect to any Plan initiated by Borrower; Borrower has met its minimum funding requirements under ERISA with respect to each Plan; and each Plan will be able to fulfill its benefit obligations as they come due in accordance with the Plan documents and under generally accepted accounting principles.

     10. Other Obligations. Borrower is not in default on any obligation for
         -----------------
borrowed money, any purchase money obligation or any other material lease, commitment, contract, instrument or obligation.
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     11. Environmental Matters. Except as disclosed by Borrower to Bank in
         ---------------------
writing prior to the date hereof, Borrower is in compliance in all material respects with all applicable federal or state environmental, hazardous waste, health and safety statutes, and any rules or regulations adopted pursuant thereto, which govern or affect any of Borrower's operations and/or properties, including without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, the Federal Resource Conservation and Recovery Act of 1976, and the Federal Toxic Substances Control Act, as any of the same may be amended, modified or supplemented from time to time. None of the operations of Borrower is the subject of any federal or state investigation evaluating whether any remedial action involving a material expenditure is needed to respond to a release of any toxic or hazardous waste or substance into the environment. Borrower has no material contingent liability in connection with any release of any toxic or hazardous waste or substance into the environment.


IV.  CONDITIONS:

     1. Conditions of Initial Extension of Credit. The obligation of Bank to
        -----------------------------------------
grant any of the Credits is subject to fulfillment to Bank's satisfaction of all of the following conditions:

     (a) Documentation. Bank shall have received each of the Loan Documents,
         -------------
duly executed and in form and substance satisfactory to Bank.

     (b) Financial Condition. There shall have been no material adverse change,
         -------------------
as determined by Bank, in the financial condition or business of Borrower, nor any material decline, as determined by Bank, in the market value of any collateral required hereunder or a substantial or material portion of the assets of Borrower.

     (c) Insurance. Borrower shall have delivered to Bank evidence of insurance
         ---------
coverage on all Borrower's property, in form, substance, amounts, covering risks and issued by companies satisfactory to Bank, and where required by Bank, with loss payable endorsements in favor of Bank, including without limitation, policies of fire and extended coverage insurance covering all real property collateral required hereby, with replacement cost and mortgagee loss payable endorsements, and such policies of insurance against specific hazards affecting any such real property as may be required by governmental regulation or Bank.
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     2. Conditions of Each Extension of Credit. The obligation of Bank to make
        --------------------------------------
each extension of credit requested by Borrower hereunder shall be subject to the fulfillment to Bank's satisfaction of each of the following conditions:

     (a) Compliance. The representations and warranties contained herein
         ----------
and in each of the other Loan Documents shall be true on and as of the date of the signing of this letter and on the date of each extension of credit by Bank pursuant hereto, with the same effect as though such representations and warranties had been made on and as of each such date, and on each such date, no default hereunder, and no condition, event or act which with the giving of notice or the passage of time or both would constitute such a default, shall have occurred and be continuing or shall exist.

     (b) Documentation. Bank shall have received all additional documents which
         -------------
may be required in connection with such extension of credit.


V.   COVENANTS:

     Borrower covenants that so long as Bank remains committed to extend credit to Borrower pursuant hereto, or any liabilities (whether direct or contingent, liquidated or unliquidated) of Borrower to Bank under any of the Loan Documents remain outstanding, and until payment in full of all obligations of Borrower subject hereto, Borrower shall, unless Bank otherwise consents in writing:

     1. Punctual Payment. Punctually pay all principal, interest, fees or other
        ----------------
liabilities due under any of the Loan Documents at the times and place and in the manner specified therein, and immediately upon demand by Bank, the amount by which the outstanding principal balance of any of the Credits at any time exceeds any limitation on borrowings applicable thereto].

     2. Accounting Records. Maintain adequate books and records in accordance
        ------------------
with generally accepted accounting principles consistently applied, and permit any representative of Bank, at any reasonable time, to inspect, audit and examine such books and records, to make copies of the same and inspect the properties of Borrower.
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     3. Financial Statements. Provide to Bank all of the following, in form and
        --------------------
detail satisfactory to Bank:

     (a) not later than 120 days after and as of the end of each fiscal year, an audited financial statement of Borrower, prepared by a certified public accountant acceptable to Bank, to include balance sheet, income statement, statement of cash flow and all footnotes;

     (b) not later than 60 days after and as of the end of each fiscal quarter, a consolidating financial statement of Borrower, prepared by Borrower, to include balance sheet and income statement;

     (c) from time to time such other information as Bank may reasonably request.

     4. Compliance. Preserve and maintain all licenses, permits, governmental
        ----------
approvals, rights, privileges and franchises necessary for the conduct of its business; and comply with the provisions of all documents pursuant to which Borrower is organized and/or which govern Borrower's continued existence and with the requirements of all laws, rules, regulations and orders of a governmental agency applicable to Borrower and/or its business.

     5. Insurance. Maintain and keep in force insurance of the types and in
        ---------
amounts customarily carried in lines of business similar to that of Borrower, including but not limited to fire, extended coverage, public liability, flood, property damage and workers' compensation, with all such insurance carried with companies and in amounts satisfactory to Bank, and deliver to Bank from time to time at Bank's request schedules setting forth all insurance then in effect.

     6. Facilities. Keep all properties useful or necessary to Borrower's
        ----------
business in good repair and condition, and from time to time make necessary repairs, renewals and replacements thereto so that such properties shall be fully and efficiently preserved and maintained.

     7. Taxes and Other Liabilities. Pay and discharge when due any and all
        ---------------------------
indebtedness, obligations, assessments and taxes, both real or personal, including without limitation federal and state income taxes and state and local property taxes and assessments, except (a) such as Borrower may in good faith contest or as to which a bona fide dispute may arise, and (b) for which Borrower has made provision, to Bank's satisfaction, for
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eventual payment thereof in the event Borrower is obligated to make such payment.

     8. Litigation. Promptly give notice in writing to Bank of any litigation
        ----------
pending or threatened against Borrower with a claim in excess of $250,000.00.

     9. Financial Condition. Maintain Borrower's financial condition as follows
        -------------------
using generally accepted accounting principles consistently applied and used consistently with prior practices (except to the extent modified by the definitions herein):

     (a) Tangible Net Worth not at any time less than $30,000,000.00, with "Tangible Net Worth" defined as the aggregate of total stockholders' equity plus subordinated debt less any intangible assets.

     (b) Total Liabilities divided by Tangible Net Worth not at any time greater than 0,80 to 1.0, with "Total Liabilities" defined as the aggregate of current liabilities and non-current liabilities less subordinated debt, and with "Tangible Net Worth" defined as the aggregate of total stockholders' equity plus subordinated debt less any intangible assets.

     (c) Quick Ratio not at any time less than 0.90 to 1.0, with "Quick Ratio" defined as the aggregate of unrestricted cash, unrestricted marketable securities and receivables convertible into cash divided by total current liabilities.

     (d) Net income after taxes not less than $1.00 on an annual basis, determined as of each fiscal year end, and pre-tax profit not less than $1.00 on a quarterly basis, determined as of each fiscal quarter end.

     (e) Funded Debt/EBITDA Coverage Ratio not greater than 2.0 to 1.0, on a rolling four-fiscal quarter basis, determined as of each fiscal quarter end, commencing with the fiscal quarter ending June 30, 1998; with "Funded Debt" defined as all interest bearing obligations, including but not limited to all interest bearing obligations owing to Bank and all interest bearing obligations owing to shareholders, plus capital leases; with "EBITDA" defined as net profit before tax plus interest expense (net of capitalized interest expense), depreciation expense and amortization expense; and with "Funded Debt/EBITDA Coverage Ratio" defined as Funded Debt divided by EBITDA.
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     10. Capital Expenditures. Not make any additional investment in fixed
         --------------------
assets in any fiscal year in excess of an aggregate of $5,000,000.00.

     11. Lease Expenditures. Not incur operating lease expense in any fiscal
         ------------------
year in excess of an aggregate of $3,000,000.00.

     12. Other Indebtedness. Not create, incur, assume or permit to exist any
         ------------------
indebtedness or liabilities resulting from borrowings, loans or advances, whether secured or unsecured, matured or unmatured, liquidated or unliquidated, joint or several, except (a) the liabilities of Borrower to Bank, and (b) any other liabilities of Borrower existing as of, and disclosed to Bank prior to, the date hereof and (c) purchase money contracts not to exceed in aggregate of $3,000,000.00.

     13. Merger, Consolidation, Transfer of Assets. Not merge into or
         -----------------------------------------
consolidate with any other entity; nor make any substantial change in the nature of Borrower's business as conducted as of the date hereof; nor acquire all or substantially all of the assets of any other entity; nor sell, lease, transfer or otherwise dispose of all or a substantial or material portion of Borrower's assets except in the ordinary course of its business.

     14. Guaranties. Not guarantee or become liable in any way as surety,
         ----------
endorser (other than as endorser of negotiable instruments for deposit or collection in the ordinary course of business), accommodation endorser or otherwise for, nor pledge or hypothecate any assets of Borrower as security for, any liabilities or obligations of any other person or entity, except any of the foregoing in favor of Bank.

     15. Loans, Advances, Investments. Not make any loans or advances to or
         ----------------------------
investments in any person or entity, except any of the foregoing existing as of, and disclosed to Bank prior to, the date hereof, and additional investments in amounts not to exceed an aggregate of $5,000,000.00 in any fiscal year.

     16. Pledge of Assets. Not mortgage, pledge, grant or permit to exist a
         ----------------
security interest in, or lien upon, all or any portion of Borrower's assets now owned or hereafter acquired,
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except any of the foregoing in favor of Bank or which are existing as of, and disclosed to Bank in writing prior to, the date hereof.

     17. Year 2000 Compliance. Perform all acts reasonably necessary to ensure
         --------------------
that (a) Borrower and any business in which Borrower holds a substantial interest, and (b) all customers, suppliers and vendors that are material to Borrower's business, become Year 2000 Compliant in a timely manner. Such acts shall include, without limitation, performing a comprehensive review and assessment of all of Borrower's systems and adopting a detailed plan, with itemized budget, for the remediation, monitoring and testing of such systems. As used herein, "Year 2000 Compliant" shall mean, in regard to any entity, that all software, hardware, firmware, equipment, goods or systems utilized by or material to the business operations or financial condition of such entity, will properly perform date sensitive functions before, during and after the year 2000. Borrower shall, immediately upon request, provide to Bank such certifications or other evidence of Borrower's compliance with the terms hereof as Bank may from time to time require.


VI.  DEFAULT, REMEDIES:

     1. Default, Remedies. Upon the violation of any term or condition of any of
        -----------------
the Loan Documents, or upon the occurrence of any default or defined event of default under any of the Loan Documents: (a) all indebtedness of Borrower under each of the Loan Documents, any term thereof to the contrary notwithstanding, shall at Bank's option and without notice become immediately due and payable without presentment, demand, protest or notice of dishonor, all of which are expressly waived by Borrower; (b) the obligation, if any, of Bank to extend any further credit under any of the Loan Documents shall immediately cease and terminate; and (c) Bank shall have all rights, powers and remedies available under each of the Loan Documents, or accorded by law, including without limitation the right to resort to any or all security for any of the Credits and to exercise any or all of the rights of a beneficiary or secured party pursuant to applicable law. All rights, powers and remedies of Bank may be exercised at any time by Bank and from time to time after the occurrence of any such breach or default, are cumulative and not exclusive, and shall be in addition to any other rights, powers or remedies provided by law or equity.

     2. No Waiver. No delay, failure or discontinuance of Bank in exercising any
        ---------
right, power or remedy under any of the Loan Documents shall affect or operate as a waiver of such right,
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power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by Bank of any breach of or default under any of the Loan Documents must be in writing and shall be effective only to the extent set forth in such writing.


VII. MISCELLANEOUS:

     1. Notices. All notices, requests and demands which any party is required
        -------
or may desire to give to any other party under any provision of this letter must be in writing delivered to each party at its address first set forth above, or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three (3) days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt.

     2. Costs, Expenses and Attorneys' Fees. Borrower shall pay to Bank
        -----------------------------------
immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Bank's in-house counsel), expended or incurred by Bank in connection with (a) the negotiation and preparation of this letter and the other Loan Documents, Bank's continued administration hereof and thereof, and the preparation of amendments and waivers hereto and thereto, (b) the enforcement of Bank's rights and/or the collection of any amounts which become due to Bank under any of the Loan Documents, and (c) the prosecution or defense of any action in any way related to any of the Loan Documents, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to any Borrower or any other person or entity.

     3. Successors, Assignment. This letter shall be binding upon and inure to
        ----------------------
the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that Borrower may not assign or transfer its interest hereunder without Bank's prior written
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consent. Bank reserves the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, Bank's rights and benefits under each of the Loan Documents. In connection therewith Bank may disclose all documents and information which Bank now has or hereafter may acquire relating to any of the Credits, Borrower or its business, [any guarantor hereunder or the business of such guarantor,] or any collateral required hereunder.

     4. Entire Agreement; Amendment. This letter and the other Loan Documents
        ---------------------------
constitute the entire agreement between Borrower and Bank with respect to the Credits and supersede all prior negotiations, communications, discussions and correspondence concerning the subject matter hereof. This letter may be amended or modified only in writing signed by each party hereto.

     5. No Third Party Beneficiaries. This letter is made and entered into for
        ----------------------------
the sole protection and benefit of the parties hereto and their respective permitted successors and assigns, and no other person or entity shall be a third party beneficiary of, or have any direct or indirect cause of action or claim in connection with, this letter or any other of the Loan Documents to which it is not a party.

     6. Severability of Provisions. If any provision of this letter shall be
        --------------------------
prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity without invalidating the remainder of such provision or any remaining provisions of this letter.

     7. Governing Law. This letter shall be governed by and construed in
        -------------
accordance with the laws of the state of California.

     8. Arbitration.
        -----------

     (a) Arbitration. Upon the demand of any party, any Dispute shall be
         -----------
resolved by binding arbitration (except as set forth in (e) below) in accordance with the terms of this letter. A "Dispute" shall mean any action, dispute, claim or controversy of any kind, whether in contract or tort, statutory or common law, legal or equitable, now existing or hereafter arising under or in connection with, or in any way pertaining to, any of the Loan Documents, or any past, present or future extensions of credit and other activities, transactions or obligations of any kind related directly or indirectly to any of the Loan Documents, including without limitation, any of the foregoing arising in connection with the exercise of any self-help, ancillary or other remedies pursuant to any of the Loan Documents. Any party may by summary proceedings bring an action in court to compel

Staar Surgical Company
June 1, 1998
Page

arbitration of a Dispute. Any party who fails or refuses to submit to arbitration following a lawful demand by any other party shall bear all costs and expenses incurred by such other party in compelling arbitration of any Dispute.

     (b) Governing Rules. Arbitration proceedings shall be administered by the
         ---------------
American Arbitration Association ("AAA") or such other administrator as the parties shall mutually agree upon in accordance with the AAA commercial Arbitration Rules. All Disputes submitted to arbitration shall be resolved in accordance with the Federal Arbitration Act (Title 9 of the United States Code), notwithstanding any conflicting choice of law provision in any of the Loan Documents. The arbitration shall be conducted at a location in California selected by the AAA or other administrator. If there is any inconsistency between the terms hereof and any such rules, the terms and procedures set forth herein shall control. All statutes of limitation applicable to any Dispute shall apply to any arbitration proceeding. All discovery activities shall be expressly limited to matters directly relevant to the Dispute being arbitrated. Judgment upon any award rendered in an arbitration may be entered in any court having jurisdiction; provided however, that nothing contained herein shall be deemed to be a waiver by any party that is a bank of the protections afforded to it under 12 U.S.C. SS91 or any similar applicable state law.

     (c) No Waiver; Provisional Remedies, Self-Help and Foreclosure. No
         ----------------------------------------------------------
provision hereof shall limit the right of any party to exercise self-help remedies such as setoff, foreclosure against or sale of any real or personal property collateral or security, or to obtain provisional or ancillary remedies, including without limitation injunctive relief, sequestration, attachment, garnishment or the appointment of a receiver, from a court of competent jurisdiction before, after or during the pendency of any arbitration or other proceeding. The exercise of any such remedy shall not waive the right of any party to compel arbitration or reference hereunder.

     (d) Arbitrator Qualifications and Powers; Awards. Arbitrators must be
         --------------------------------------------
active members of the California State Bar or retired judges of the state or federal judiciary of California, with expertise in the substantive law applicable to the subject matter of the Dispute. Arbitrators are empowered to resolve Disputes by summary rulings in response to motions filed prior to the final arbitration hearing. Arbitrators (i) shall resolve all Disputes in accordance with the substantive law of the state of California, (ii) may grant any remedy or relief that a court of the state of California could order or grant within the scope hereof and such ancillary relief as is necessary to make

Staar Surgical Company
June 1, 1998
Page

effective any award, and (iii) shall have the power to award recovery of all costs and fees, to impose sanctions and to take such other actions as they deem necessary to the same extent a judge could pursuant to the Federal Rules of Civil Procedure, the California Rules of Civil Procedure or other applicable law. Any Dispute in which the amount in controversy is $5,000,000 or less shall be decided by a single arbitrator who shall not render an award of greater than $5,000,000 (including damages, costs, fees and expenses). By submission to a single arbitrator, each party expressly waives any right or claim to recover more than $5,000,000. Any Dispute in which the amount in controversy exceeds $5,000,000 shall be decided by majority vote of a panel of three arbitrators; provided however, that all three arbitrators must actively participate in all hearings and deliberations.

     (e) Judicial Review. Notwithstanding anything herein to the contrary, in
         ---------------
any arbitration in which the amount in controversy exceeds $25,000,000, the arbitrators shall be required to make specific, written findings of fact and conclusions of law. In such arbitrations (i) the arbitrators shall not have the power to make any award which is not supported by substantial evidence or which is based on legal error, (ii) an award shall not be binding upon the parties unless the findings of fact are supported by substantial evidence and the conclusions of law are not erroneous under the substantive law of the state of California, and (iii) the parties shall have in addition to the grounds referred to in the Federal Arbitration Act for vacating, modifying or correcting an award the right to judicial review of (A) whether the findings of fact rendered by the arbitrators are supported by substantial evidence, and (B) whether the conclusions of law are erroneous under the substantive law of the state of California. Judgment confirming an award in such a proceeding may be entered only if a court determines the award is supported by substantial evidence and not based on legal error under the substantive law of the state of California.

     (f) Real Property Collateral; Judicial Reference. Notwithstanding anything
         --------------------------------------------
herein to the contrary, no Dispute shall be submitted to arbitration if the Dispute concerns indebtedness secured directly or indirectly, in whole or in part, by any real property unless (i) the holder of the mortgage, lien or security interest specifically elects in writing to proceed with the arbitration, or (ii) all parties to the arbitration waive any rights or benefits that might accrue to them by virtue of the single action rule statute of California, thereby agreeing that all indebtedness and obligations of the parties, and all mortgages, liens and security interests securing such

Staar Surgical Company
June 1, 1998
Page

indebtedness and obligations, shall remain fully valid and enforceable. If any such Dispute is not submitted to arbitration, the Dispute shall be referred to a referee in accordance with California Code of Civil Procedure Section 638 et seq., and this general reference agreement is intended to be specifically enforceable in accordance with said Section 638. A referee with the qualifications required herein for arbitrators shall be selected pursuant to the AAA's selection procedures. Judgment upon the decision rendered by a referee shall be entered in the court in which such proceeding was commenced in accordance with California Code of Civil Procedure Sections 644 and 645.

     (g) Miscellaneous. To the maximum extent practicable, the AAA, the
         -------------
arbitrators and the parties shall take all action required to conclude any arbitration proceeding within 180 days of the filing of the Dispute with the AAA. No arbitrator or other party to an arbitration proceeding may disclose the existence, content or results thereof, except for disclosures of information by a party required in the ordinary course of its business, by applicable law or regulation, or to the extent necessary to exercise any judicial review rights set forth herein. If more than one agreement for arbitration by or between the parties potentially applies to a Dispute, the arbitration provision most directly related to the Loan Documents or the subject matter of the Dispute shall control. This arbitration provision shall survive termination, amendment or expiration of any of the Loan Documents or any relationship between the parties.

Staar Surgical Company
June 1, 1998
Page

     Your acknowledgment of this letter shall constitute acceptance of the foregoing terms and conditions. Bank's commitment to extend any credit to Borrower pursuant to the terms of this letter shall terminate on June 30, 1998, unless this letter is acknowledged by Borrower and returned to Bank on or before that date.

                                           Sincerely,

                                           WELLS FARGO BANK,
                                             NATIONAL ASSOCIATION

                                           By: /s/  Nancy Martorano
                                              ----------------------------
                                              Nancy Martorano
                                              Vice President

Acknowledged and accepted as of              :
                                -------------

STAAR SURGICAL COMPANY

By:
   -------------------------
   William C. Huddleston
   Chief Financial Officer

                          [LOGO OF WELLS FARGO BANK]





San Gabriel RCBO
1000 Lakes Drive, Suite 250
West Covina, CA 91790

                                 June 1, 1998



Staar Surgical Company
1911 Walker Avenue
Monrovia, CA 91016

Gentlemen:

     It is anticipated that from time to time your company (the "Customer") and Wells Fargo Bank, National Association ("Bank"), at the request of Customer, may enter into foreign exchange contracts for either spot or future delivery of foreign currencies and/or for options to purchase or sell (i.e., trade) foreign currencies. This letter sets forth the terms and conditions governing such transactions as follows:

     1. Confirmations. Bank will send Customer a confirmation of each
        -------------
transaction duly requested by Customer and agreed to by Bank. Upon Customer's receipt of each such confirmation, Customer shall promptly sign and return a copy of such confirmation to Bank; provided however, that Customer's failure either to sign or to return any confirmation shall not release Customer from any of its obligations or liabilities hereunder or with respect to the foreign exchange transaction described therein.

     2. Performance. Should Customer fail fully to perform its obligations under
        -----------
any foreign exchange contract entered into by Bank with or for the benefit of Customer as set forth herein on the due date thereof, or to perform any of Customer's obligations hereunder, or should Customer breach any representation or warranty made by Customer to Bank herein, without limiting Bank's rights and remedies under applicable law: (a) Bank may, in its sole discretion, cancel any foreign exchange contracts then existing for the benefit of Customer; (b) Customer shall indemnify Bank for, and defend and hold Bank harmless from and against, any and all damages, costs, expenses and losses that may arise from any such failure or breach, and/or from the exercise of Bank's rights as aforesaid, including without limitation, all losses resulting from the liquidation of Bank's positions in the relevant currencies, and all reasonable legal fees (to include outside counsel fees and all allocated costs of Bank's in-house

Staar Surgical Company
June 1, 1998
Page

counsel) incurred by Bank in pursuance of its rights hereunder; and (c) Bank may set off and apply against Customer's liability to Bank any deposits or any other liability to Customer, irrespective of the due date or nature thereof, notwithstanding that such set off may give rise to penalties for early withdrawal of funds.

     3. Cancellation. Bank shall evaluate any request for a trade hereunder
        ------------
individually, and may, in its sole discretion, refuse to enter into or perform any proposed foreign exchange contract, without prejudice to entering into or performing any other foreign exchange contract with or for the benefit of Customer. In the event that (a) Customer shall request that Bank cancel or extend the term of a foreign exchange contract, and (b) Bank, in its sole discretion, shall agree to such request, Customer shall forthwith reimburse Bank for any and all damages, costs, expenses and tosses that may arise as a result thereof, including without limitation, all losses resulting from the liquidation of Bank's position in the relevant currency.

     4. Warranties. Each request by Customer that Bank enter into a foreign
        ----------
exchange contract with or for the benefit of Customer shall be deemed a representation and warranty by Customer that such transaction is in conformity with all applicable laws and regulations. Bank is not an investment advisor, and Bank expressly disclaims all investment advice with respect to any transaction ordered by Customer pursuant hereto. Customer agrees to take the sole risk of any and all market fluctuations in any currency traded pursuant to the terms hereof.

     5. Liability. Bank shall not be liable for any losses or damages in
        ---------
consequence of any present or future laws, regulations or other directives of any government or of any other event or circumstances beyond Bank's control, or due to any other actions performed by Bank pursuant to the terms hereof, all such risks being expressly assumed by Customer, except for the gross negligence or willful misconduct of Bank. In no event shall Bank be responsible or liable for any consequential damages resulting from its actions pursuant to this agreement. The provisions of this paragraph 5 shall survive any termination hereof.

     6. Term. The agreements set forth in this letter may be terminated in
        ----
writing by either party, at which point the obligations of the parties hereto shall end, except for closing out existing foreign exchange contracts and except as otherwise set forth herein.

Staar Surgical Company
June 1, 1999
Page 3




     7. Successors and Assigns. This letter shall be binding upon and inure to
        ----------------------
the benefit of the respective heirs, legal representatives, successors and assigns of the parties; provided however, that Customer may not assign or otherwise transfer any of its rights or obligations hereunder or under any foreign exchange contract subject hereto without Bank's prior written consent.

     8. Governing Law. This letter and all foreign exchange contracts subject
        -------------
hereto shall be governed by and construed in accordance with the laws of the State of California.

     Please indicate your acceptance of the terms and conditions contained herein by signing and dating the enclosed copy of this letter and returning it to Bank at the above address.


                                             Very truly yours,


                                             WELLS FARGO BANK,
                                              NATIONAL ASSOCIATION


                                             By: /s/ Nancy Martorano
                                                -------------------------
                                                  Nancy Martorano
                                                  Vice President


Agreed and accepted as of                 :
                         -----------------

STAAR SURGICAL COMPANY


By:
   ------------------------------
    William C. Huddleston
    Chief Financial Officer

                                  "Exhibit B"


                             TERM COMMITMENT NOTE

$5,000,000.00                                            West Covina, California
                                                                November 7, 1997

     FOR VALUE RECEIVED, the undersigned STAAR SURGICAL COMPANY ("Borrower") promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") at its San Gabriel Valley Regional Commercial Banking Office at 1000 S. Garvey Avenue South, Suite 250, West Covina, California, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of Five Million Dollars ($5,000,000.00), or so much thereof as may be advanced and be outstanding, with interest thereon, to be computed on each advance from the date of its disbursement as set forth herein.

DEFINITIONS:

     As used herein, the following terms shall have the meanings set forth after each, and any other term defined in this Note shall have the meaning set forth at the place defined:

          (a) "Business Day" means any day except a Saturday, Sunday or any other day on which commercial banks in California are authorized or required by law to close.

          (b) "Fixed Rate Term" means a period commencing on a Business Day and continuing for three (3), six (6), nine (9) or twelve (12) months, as designated by Borrower, during the outstanding principal balance of this Note bears interest determined in relation to LIBOR; provided however, that no Fixed Rate Term shall extend beyond the scheduled maturity date hereof. If any Fixed Rate Term would end on a day which is not a Business Day, then such Fixed Rate Term shall be extended to the next succeeding Business Day.

          (c) "LIBOR" means the rate per annum (rounded upward, if necessary, to the nearest whole 1/8 of 1%) and determined pursuant to the following formula:

                         LIBOR =             Base LIBOR
                                  -------------------------------
                                  100% - LIBOR Reserve Percentage

          (i) "Base LIBOR" means the rate per annum for United States dollar deposits quoted by Bank as the Inter-Bank Market Offered Rate, with the understanding that such rate is quoted by Bank for the purpose of calculating effective rates of interest for loans making reference thereto, on the first day of a Fixed Rate Term for delivery of funds on said date for a period of time approximately equal to the number of days in such Fixed Rate Term and in an amount approximately equal to the principal amount to which such Fixed Rate Term applies. Borrower understands and agrees that Bank may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as Bank in its discretion deems appropriate including, but not limited to, the rate offered for U.S. dollar deposits on the London Inter-Bank Market.

          (ii) "LIBOR Reserve Percentage" means the reserve percentage prescribed by the Board of Governors of the Federal Reserve System (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by Bank for expected changes in such reserve percentage during the applicable Fixed Rate Term.

          (d) "Prime Rate" means at any time the rate of interest most recently announced within Bank at its principal office as its Prime Rate, with the understanding that the Prime Rate is one of Bank's base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Bank may designate.

INTEREST:

          (a) Interest. The outstanding principal balance of this Note shall bear interest (computed on the basis of a 360-day year, actual days elapsed) either (i) at a fluctuating rate per annum one-quarter percent (.25%) below the Prime Rate in effect from time to time, or (ii) at a fixed rate per annum determined by Bank to be one and one and three-quarters percent (1.75%) above LIBOR in effect on the first day of the applicable Fixed Rate Term. When interest is determined in relation to the Prime Rate, each change in the rate of interest hereunder shall become effective on the date each Prime Rate change is announced within Bank. With respect to each LIBOR selection hereunder, Bank is hereby authorized to note the date, principal amount, interest rate and Fixed Rate Term applicable thereto and any payments made thereon on Bank's books and records (either manually or by electronic entry) and/or on any schedule attached to this Note, which notations shall be prima facie evidence of the accuracy of the information noted.

          (b) Selection of Interest Rate Options. At any time this Note bears interest determined in relation to LIBOR, it may be continued by Borrower at the end the Fixed Rate Term applicable thereto so that it bears interest determined in relation to the Prime Rate or to LIBOR for a new Fixed Rate Term designated by Borrower. At any time this Note bears interest determined in relation to the Prime Rate, Borrower may convert it so that it bears interest determined in relation to LIBOR for a Fixed Rate Term designated by Borrower. At such time as Borrower requests an advance hereunder or wishes to select a LIBOR option for the outstanding principal balance hereof, and at the end of each Fixed Rate Term, Borrower shall give Bank notice specifying: (i) the interest rate option selected by Borrower and (ii) for each LIBOR selection, the length of the applicable Fixed Rate Term. Any such notice may be given by telephone so long as, with respect to each LIBOR selection, (A) Bank receives written confirmation from Borrower not later than three (3) Business Days after such telephone notice is given, and (B) such notice is given to Bank prior to 10:00 am., California time, on the first day of the Fixed Rate Term. For each LIBOR option requested hereunder, Bank will quote the applicable fixed rate to Borrower at approximately 10:00 a.m., California time, on the first day of the Fixed Rate Term. If Borrower does not immediately accept the rate quoted by Bank, any subsequent acceptance by Borrower shall be subject to a redetermination by Bank of the applicable fixed rate; provided however, that if Borrower fails to accept any such rate by 11:00 a.m., California time, on the Business Day such quotation is given, then the quoted rate shall expire and Bank shall have no obligation to permit a LIBOR option to be selected on such day. If no specific designation of interest is made at the time any advance is requested hereunder or at the end of any Fixed Rate Term, Borrower shall be deemed to have made a Prime Rate interest selection for such advance or the principal amount to which such Fixed Rate Term applied.

     (c) Additional LIBOR Provisions.
         ---------------------------

          (i) If Bank at any time shall determine that for any reason adequate and reasonable means do not exist for ascertaining LIBOR, then Bank shall promptly give notice thereof to Borrower. If such notice is given and until such notice has been withdrawn by Bank, then (A) no new LIBOR option may be selected by Borrower, and (B) the outstanding principal balance hereof which bears interest determined in relation to LIBOR, subsequent to the end of the Fixed Rate Term applicable thereto, shall bear interest determined in relation to the Prime Rate.

          (ii) If any law, treaty, rule, regulation or determination of a court or governmental authority or any change therein or in the interpretation or application thereof (each, a "Change in Law") shall make it unlawful for Bank (A) to make LIBOR options available hereunder, or (B) to maintain interest rates based on LIBOR, then in the former event, any obligation of Bank to make available such unlawful LIBOR options shall immediately be cancelled, and in the latter event, any such unlawful LIBOR-based interest rates then outstanding shall be converted, at Bank's option, so that interest on the outstanding principal balance subject thereto is determined in relation to the Prime Rate; provided however, that if any such Change in Law shall permit any LIBOR-based interest rates to remain in effect until the expiration of the Fixed Rate Term applicable thereto, then such permitted LIBOR-based interest rates shall continue in effect until the expiration of such Fixed Rate Term. Upon the occurrence of any of the foregoing events, Borrower shall pay to Bank immediately upon demand such amounts as may be necessary to compensate Bank for any fines, fees, charges, penalties or other costs incurred or payable by Bank as a result thereof and which are attributable to any LIBOR options made available to Borrower hereunder, and any reasonable allocation made by Bank among its operations shall be conclusive and binding upon Borrower.

          (iii) If any Change in Law or compliance by Bank with any request or directive (whether or not having the force of law) from any central bank or other governmental authority shall;

          (A) subject Bank to any tax, duty or other charge with respect to any LIBOR options, or change the basis of taxation of payments to Bank of principal, interest, fees or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of Bank); or

          (B) impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any office of Bank; or

          (C)  impose on Bank any other condition;

     and the result of any of the foregoing is to increase the cost to Bank of making, renewing or maintaining any LIBOR options hereunder and/or to reduce any amount receivable by Bank in connection therewith, then in any such case, Borrower shall pay to Bank immediately upon demand such amounts as may be necessary to compensate Bank for any additional costs incurred by Bank and/or reductions in amounts received by Bank which are attributable to such LIBOR options. In determining which costs incurred by Bank and/or reductions in amounts received by Bank are attributable to any LIBOR options made available to Borrower hereunder, any reasonable allocation made by Bank among its operations shall be conclusive and binding upon Borrower.

     (c) Payment of Interest. Interest accrued on this Note shall be payable on
         -------------------
the first day of each month, commencing November 1, 1997.

     (d) Default Interest. From and after the maturity date of this Note, or
         ----------------
such earlier date as all principal owing hereunder becomes due and payable by acceleration or otherwise, the outstanding principal balance of this Note shall bear interest until paid in full at an increased rate per annum (computed on the basis of a 360-day year, actual days elapsed) equal to four percent (4%) above the rate of interest from time to time applicable to this Note.

BORROWING AND REPAYMENT:

     (a) Borrowing and Repayment. Borrower may from time to time to and
         -----------------------
including March 31, 1998, borrow and partially or wholly repay its outstanding borrowings, subject to all of the limitations, terms and conditions of this Note and of any document executed in connection with or governing this Note; provided however, that amounts repaid may not be reborrowed; and provided further, that the total borrowings under this Note shall not exceed the principal amount stated above. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for any Borrower, which balance may be endorsed hereon from time to time by the holder.

     (b) Required Principal Payments. Principal shall be payable on the first
         ---------------------------
day each month in installments of Eighty-Three Thousand, Three Hundred, Thirty-Four Dollars ($83,334.00) each, commencing April 1, 1998, and continuing up to and including February 1, 2003, with a final installment consisting of all remaining unpaid principal due and payable in full on March 1, 2003.

     (c) Advances. Advances hereunder, to the total amount of the principal sum
         --------
stated above, may be made by the holder at the oral or written request of William C. Huddleston or John R. Wolf or John Santos or Deborah Andrews, any one acting alone, who are authorized to request advances and direct the disposition of any advances until written notice of the revocation of such authority is received by the holder at the office designated above, or (ii) any person, with respect to advances deposited to the credit of any account of any Borrower with the holder, which advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of each Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account. The holder shall have no obligation to determine whether any person requesting an advance is or has been authorized by any Borrower.

     (d) Application of Payments. Each payment made on this Note shall be
         -----------------------
credited first, to any interest then due and second, to the outstanding principal balance hereof. All payments credited to principal shall be applied first, to the outstanding principal balance of this Note which bears interest determined in relation to the Prime Rate, if any, and second, to the outstanding principal balance of this Note which bears interest determined in relation to LIBOR, with such payments applied to the oldest Fixed Rate Term first.

PREPAYMENT:

     (a) Prime Rate. Borrower may prepay principal on this Note which bears
         ----------
interest determined in relation to the Prime Rate at any time, in any amount and without penalty.

     (b) LIBOR. Borrower may prepay principal on this Note when it bears
         -----
interest determined in relation to LIBOR at any time and in the minimum amount of One Hundred Thousand Dollars ($100,000.00); provided however, that if the outstanding principal balance of this Note is less than said amount, the minimum prepayment amount shall be the entire outstanding principal balance thereof. In consideration of Bank providing this prepayment option to Borrower, or if this Note shall become due and payable at any time prior to the last day of the Fixed Rate Term applicable thereto by acceleration or otherwise, Borrower shall pay to Bank immediately upon demand a fee which is the sum of the discounted monthly differences for each month from the month of prepayment through the month in which such Fixed Rate Term matures, calculated as follows for each such month:

     (i) Determine the amount of interest which would have accrued each month on the amount prepaid at the interest rate applicable to such amount had it remained outstanding until the last day of the Fixed Rate Term applicable thereto.

     (ii) Subtract from the amount determined in (i) above the amount of interest which would have accrued for the same month on the amount prepaid for the remaining term of such Fixed Rate Term at LIBOR in effect on the date of prepayment for new loans made for such term and in a principal amount equal to the amount prepaid.

    (iii) If the result obtained in (ii) for any month is greater than zero, discount that difference by LIBOR used in (ii) above.

Each Borrower acknowledges that prepayment of such amount may result in Bank incurring additional costs, expenses and/or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses and/or liabilities. Each Borrower, therefore, agrees to pay the above-described prepayment fee and agrees that said amount represents a reasonable estimate of the prepayment costs, expenses and/or liabilities of Bank. If Borrower fails to pay any prepayment fee when due, the amount of such prepayment fee shall thereafter bear interest until paid at a rate per annum two percent (2.00%) above the Prime Rate in effect from time to time (computed on the basis of a 360-day year, actual days elapsed). Each change in the rate of interest on any such past due prepayment fee shall become effective on the date each Prime Rate change is announced within Bank.

EVENTS OF DEFAULT:

     The occurrence of any of the following shall constitute an "Event of Default" under this Note:

          (a) The failure to pay any principal, interest, fees or other charges when due hereunder or under any contract, instrument or document executed in connection with this Note.

          (b) The filing of a petition by or against any Borrower, any guarantor of this Note or any general partner or joint venturer in any Borrower which is a partnership or a joint venture (with each such guarantor, general partner and/or joint venturer referred to herein as a "Third Party Obligor") under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar or other law relating to bankruptcy, insolvency, reorganization or other relief for debtors; the appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of any Borrower or Third Party Obligor; any Borrower or Third Party Obligor becomes insolvent, makes a general assignment for the benefit of creditors or is generally not paying its debts as they become due; or any attachment or like levy on any property of any Borrower or Third Party Obligor.

          (c) The death or incapacity of any individual Borrower or Third Party Obligor, or the dissolution or liquidation of any Borrower or Third Party Obligor which is a corporation, partnership, joint venture or other type of entity.

          (d) Any default in the payment or performance of any obligation, or any defined event of default, under any provisions of any contract, instrument or document pursuant to which any Borrower or Third Party Obligor has incurred any obligation for borrowed money, any purchase obligation, or any other liability of any kind to any person or entity, including the holder.

          (e) Any financial statement provided by any Borrower or Third Party Obligor to Bank proves to be incorrect, false or misleading in any material respect.

          (f) Any sale or transfer of all or a substantial or material part of the assets of any Borrower or Third Party Obligor other than in the ordinary course of its business.

          (g) Any violation or breach of any provision of, or any defined event of default under, any addendum to this Note or any loan agreement, guaranty, security agreement, deed of trust, mortgage or other document executed in connection with or securing this Note.

MISCELLANEOUS:

     (a) Remedies. Upon the occurrence of any Event of Default, the holder of
         --------
this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by each Borrower. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel), expended or incurred by the holder in connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to any Borrower or any other person or entity.

     (b) Obligations Joint and Several. Should more than one person or entity
         -----------------------------
sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

     (c) Governing Law. This Note shall be governed by and construed in
         -------------
accordance with the laws of the State of California.

     See Addendum to Promissory Note attached hereto, all terms of which are incorporated herein by this reference.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.


STAAR SURGICAL COMPANY

By: /s/ William C. Huddleston
   -----------------------------
   William C. Huddleston
   Chief Financial Officer

                             [LOGO OF WELLS FARGO]





San Gabriel RCBO
1000 Lakes Drive, Suite 250
West Covina, CA 91790

                                  June 1, 1998



Staar Surgical Company
1911 Walker Avenue
Monrovia, CA 91016

Gentlemen:

     It is anticipated that from time to time your company (the "Customer") and Wells Fargo Bank, National Association ("Bank"), at the request of Customer, may enter into foreign exchange contracts for either spot or future delivery of foreign currencies and/or for options to purchase or sell (i.e., trade) foreign currencies. This letter sets forth the terms and conditions governing such transactions as follows:

     1. Confirmations. Bank will send Customer a confirmation of each
        -------------
transaction duly requested by Customer and agreed to by Bank. Upon Customer's receipt of each such confirmation, Customer shall promptly sign and return a copy of such confirmation to Bank; provided however, that Customer's failure either to sign or to return any confirmation shall not release Customer from any of its obligations or liabilities hereunder or with respect to the foreign exchange transaction described therein.

     2. Performance. Should Customer fail fully to perform its obligations under
        -----------
any foreign exchange contract entered into by Bank with or for the benefit of Customer as set forth herein on the due date thereof, or to perform any of Customer's obligations hereunder, or should Customer breach any representation or warranty made by Customer to Bank herein, without limiting Bank's rights and remedies under applicable law: (a) Bank may, in its sole discretion, cancel any foreign exchange contracts then existing for the benefit of Customer; (b) Customer shall indemnify Bank for, and defend and hold Bank harmless from and against, any and all damages, costs, expenses and losses that may arise from any such failure or breach, and/or from the exercise of Bank's rights as aforesaid, including without limitation, all losses resulting from the liquidation of Bank's positions in the relevant currencies, and all reasonable legal fees (to include outside counsel fees and all allocated costs of Bank's in-house

Staar Surgical Company
June 1, 1998
Page 2



counsel) incurred by Bank in pursuance of its rights hereunder; and (c) Bank may set off and apply against Customer's liability to Bank any deposits or any other liability to Customer, irrespective of the due date or nature thereof, notwithstanding that such set off may give rise to penalties for early withdrawal of funds.

     3. Cancellation. Bank shall evaluate any request for a trade hereunder
        ------------
individually, and may, in its sole discretion, refuse to enter into or perform any proposed foreign exchange contract, without prejudice to entering into or performing any other foreign exchange contract with or for the benefit of Customer. In the event that (a) Customer shall request that Bank cancel or extend the term of a foreign exchange contract, and (b) Bank, in its sole discretion, shall agree to such request, Customer shall forthwith reimburse Bank for any and all damages, costs, expenses and losses that may arise as a result thereof, including without limitation, all losses resulting from the liquidation of Bank's position in the relevant currency.

     4. Warranties. Each request by Customer that Bank enter into a foreign
        ----------
exchange contract with or for the benefit of Customer shall be deemed a representation and warranty by Customer that such transaction is in conformity with all applicable laws and regulations. Bank is not an investment advisor, and Bank expressly disclaims all investment advice with respect to any transaction ordered by Customer pursuant hereto. Customer agrees to take the sole risk of any and all market fluctuations in any currency traded pursuant to the terms hereof.

     5. Liability. Bank shall not be liable for any losses or damages in
        ---------
consequence of any present or future laws, regulations or other directives of any government or of any other event or circumstances beyond Bank's control, or due to any other actions performed by Bank pursuant to the terms hereof, all such risks being expressly assumed by Customer, except for the gross negligence or willful misconduct of Bank. In no event shall Bank be responsible or liable for any consequential damages resulting from its actions pursuant to this agreement. The provisions of this paragraph 5 shall survive any termination hereof.

     6. Term. The agreements set forth in this letter may be terminated in
        ----
writing by either party, at which point the obligations of the parties hereto shall end, except for closing out existing foreign exchange contracts and except as otherwise set forth herein.

Staar Surgical Company
June 1, 1999
Page 3


     7. Successors and Assigns. This letter shall be binding upon and inure to
        ----------------------
the benefit of the respective heirs, legal representatives, successors and assigns of the parties; provided however, that Customer may not assign or otherwise transfer any of its rights or obligations hereunder or under any foreign exchange contract subject hereto without Bank's prior written consent.

     8. Governing Law. This letter and all foreign exchange contracts subject
        -------------
hereto shall be governed by and construed in accordance with the laws of the State of California.

     Please indicate your acceptance of the terms and conditions contained herein by signing and dating the enclosed copy of this letter and returning it to Bank at the above address.



                                             Very truly yours,

                                             WELLS FARGO BANK,
                                              NATIONAL ASSOCIATION


                                             By: /s/ Nancy Martorano
                                                --------------------------
                                                Nancy Martorano
                                                Vice President

Agreed and accepted as of                 :
                         -----------------

STAAR SURGICAL COMPANY


By:
   ------------------------------
   William C. Huddleston
   Chief Financial Officer

                          ADDENDUM TO PROMISSORY NOTE
                          (LIBOR PRICING ADJUSTMENTS)


     THIS ADDENDUM is attached to and made a part of that certain promissory note executed by STAAR SURGICAL COMPANY ("Borrower") and payable to WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank"), or order, dated as of June 1, 1998, in the principal amount of Ten Million Dollars ($l0,000,000.00) (the "Note").

     The following provisions are hereby incorporated into the Note to reflect the interest rate adjustments agreed to by Bank and Borrower:

INTEREST RATE ADJUSTMENTS:

     (a) Initial LIBOR Margin. The initial LIBOR margin applicable to this Note
         --------------------
shall be as set forth in the "Interest" paragraph herein.

     (b) LIBOR Rate Adjustments. Bank shall adjust the LIBOR margin used to
         ----------------------
determine the rate of interest applicable to LIBOR options selected by Borrower under this Note on a quarterly basis, commencing with Borrower's fiscal quarter ending June 30, 1998, if required to reflect a change in Borrower's Funded Debt/EBITDA Coverage Ratio as defined in the Credit Agreement referenced herein),in accordance with the following grid:



                                                 Applicable
      Funded Debt/EBITDA                         LIBOR
      Coverage Ratio                             Margin
      --------------                             ------
      1.50 to 1.0 or greater                      1.750%

      at least 1.00 to 1.0 but
      less than 1.50 to 1.0                       1.500%

      at least .50 to 1.0 but
      less than 1.00 to 1.0                       1.375%

      less than .50 to 1.0                        1.250%

Each such adjustment shall be effective on the first Business Day of Borrower's fiscal quarter following the quarter during which Bank receives and reviews Borrower's most current fiscal quarter-end financial statements in accordance with any requirements established by Bank for the preparation and delivery thereof.

     IN WITNESS WHEREOF, this Addendum has been executed as of the same date as the Note.



STAAR SURGICAL COMPANY

By:
   -----------------------------
   William C. Huddleston
   Chief Financial Officer

WELLS FARGO BANK                                  REVOLVING LINE OF CREDIT NOTE
--------------------------------------------------------------------------------


$10,000,000.00                                          West Covina, California
                                                                    June 1,1998


     FOR VALUE RECEIVED, the undersigned STAAR SURGICAL COMPANY ("Borrower) promises to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank") at its office at San Gabriel Valley RCBO, 1000 Lakes Drive, Suite 250, West Covina, CA 91790, or at such other place as the holder hereof may designate, in lawful money of the United States of America and in immediately available funds, the principal sum of $10,000,000.00, or so much thereof as may be advanced and be outstanding, with Interest thereon, to be computed on each advance from the date of its disbursement as set forth herein.

DEFINITIONS:

     As used herein, the following terms shall have the meanings set forth after each, and any other term defined in this Note shall have the meaning set forth at the place defined:

          (a) "Business Day" means any day except a Saturday, Sunday or any other day on which commercial banks in California are authorized or required by law to close.

          (b) "Fixed Rate Term" means a period commencing on a Business Day and continuing for 1, 2, 3 or 6 months, as designated by Borrower, during which all or a portion of the outstanding principal balance of this Note bears interest determined in relation to LIBOR; provided however, that no Fixed Rate Term may be selected for a principal amount less than $500,000.00; and provided further, that no Fixed Rate Term shall extend beyond the scheduled maturity date hereof. If any Fixed Rate Term would end on a day which is not a Business Day, then such Fixed Rate Term shall be extended to the next succeeding Business Day.

          (c) "LIBOR" means the rate per annum (rounded upward, if necessary, to the nearest whole 1/8 of 1%) determined by dividing Base LIBOR by a percentage equal to 100% less any LIBOR Reserve Percentage.

               (i) "Base LIBOR" means the rate per annum for United States dollar deposits quoted by Bank as the Inter-Bank Market Offered Rate, with the understanding that such rate is quoted by Bank for the purpose of calculating effective rates of interest for loans making reference thereto, on the first day of a Fixed Rate Term for delivery of funds on said date for a period of time approximately equal to the number of days in such Fixed Rate Term and in an amount approximately equal to the principal amount to which such Fixed Rate Term applies. Borrower understands and agrees that Bank may base its quotation of the Inter-Bank Market Offered Rate upon such offers or other market indicators of the Inter-Bank Market as Bank in its discretion deems appropriate including, but not limited: to, the rate offered for U.S. dollar deposits on the London Inter-Bank Market.

               (ii) "LIBOR Reserve Percentage" means the reserve percentage prescribed by the Board of Governors of the Federal Reserve system (or any successor) for "Eurocurrency Liabilities" (as defined in Regulation D of the Federal Reserve Board, as amended), adjusted by Bank for expected changes in such reserve percentage during the applicable Fixed Rate Term.

          (d) "Prime Rate" means at any time the rate of interest most recently announced within Bank at its principal office as its Prime Rate, with the understanding that the Prime Rate is one of Bank's base rates and serves as the basis upon which effective rates of interest are calculated for those loans making reference thereto, and is evidenced by the recording thereof after its announcement in such internal publication or publications as Bank may designate.

INTEREST:

     (a) Interest. The outstanding principal balance of this Note shall bear
         --------
interest (computed on the basis of a 360-day year, actual days elapsed) either
(i) at a fluctuating rate per annum .50000% below the Prime Rate in effect from time to time, or (ii) at a fixed rate per annum determined by Bank to be 1.37500% above LIBOR in effect on the first day of the applicable Fixed Rate Term. When interest is determined in relation to the Prime Rate, each change in the rate of Interest hereunder shall become effective on the date each Prime Rate change is announced within Bank. With respect to each LIBOR selection option selected hereunder, Bank is hereby authorized to [ILLEGIBLE] date, principal amount, interest rate and Fixed Rate Term applicable thereto and any payments made thereon on Bank's books and records (either manually or by electronic entry) and/or on any schedule attached to this Note, which notations shall be prima facie evidence of the accuracy of the information noted.

     (b) Selection of Interest Rate Options. At any time any portion of this
         ----------------------------------
Note bears interest determined in relation to LIBOR, it may be continued by Borrower at the end of the Fixed Rate Term applicable thereto so that all or a portion thereof bears interest determined in relation to the Prime Rate or to LIBOR for a new Fixed Rate Term designated by Borrower. At any time any portion of this Note bears interest determined in relation to the Prime Rate, Borrower may convert all or a portion thereof so that it bears interest determined in relation to LIBOR for a Fixed Rate Term designated by Borrower. At such time as Borrower requests an advance hereunder or wishes to select a LIBOR option for all or a portion of the outstanding principal balance hereof, and at the end of each Fixed Rate Term. Borrower shall give Bank notice specifying: (i) the interest rate option selected by Borrower: (ii) the

Revolving Line of Credit Note (08/96), Page 1 principal amount subject thereto; and (iii) for each LIBOR selection, the length of the applicable Fixed Rate Term. Any such notice may be given by telephone so long as, with respect to each LIBOR selection, (A) Bank receives written confirmation from Borrower not later than 3 Business Days after such telephone notice is given, and (B) such notice is given to Bank prior to 10:00 a.m., California time, on the first day of the Fixed Rate Term. For each LIBOR option requested hereunder, Bank will quote the applicable fixed rate to Borrower at approximately 10:00 a.m., California time, on the first day of the Fixed Rate Term. If Borrower does not immediately accept the rate quoted by Bank, any subsequent acceptance by Borrower shall be subject to a redetermination by Bank of the applicable fixed rate; provided however, that if Borrower fails to accept any such rate by 11:00 a.m., California time, on the Business Day such quotation is given, then the quoted rate shall expire and Bank shall have no obligation to permit a LIBOR option to be selected on such day. If no specific designation of interest is made at the time any advance is requested hereunder or at the end of any Fixed Rate Term, Borrower shall be deemed to have made a Prime Rate interest selection for such advance or the principal amount to which such Fixed Rate Term applied.

     (c) Additional LIBOR Provisions.
         ---------------------------

          (i) If Bank at any time shall determine that for any reason adequate and reasonable means do not exist for ascertaining LIBOR, then Bank shall promptly give notice thereof to Borrower. If such notice is given and until such notice has been withdrawn by Bank, then (A) no new LIBOR option may be selected by Borrower, and (B) any portion of the outstanding principal balance hereof which bears interest determined in relation to LIBOR, subsequent to the end of the Fixed Rate Term applicable thereto, shall bear interest determined in relation to the Prime Rate.

          (ii) If any law, treaty, rule, regulation or determination of a court or governmental authority or any change therein or in the interpretation or application thereof (each, a "Change in Law") shall make it unlawful for Bank (A) to make LIBOR options available hereunder, or (B) to maintain interest rates based on LIBOR, then in the former event, any obligation of Bank to make available such unlawful LIBOR options shall immediately be cancelled, and in the latter event, any such unlawful LIBOR-based interest rates then outstanding shall be converted, at Bank's option, so that interest on the portion of the outstanding principal balance subject thereto is determined in relation to the Prime Rate; provided however, that if any such Change in Law shall permit any LIBOR-based interest rates to remain in effect until the expiration of the Fixed Rate Term applicable thereto, then such permitted LIBOR-based interest rates shall continue in effect until the expiration of such Fixed Rate Term. Upon the occurrence of any of the foregoing events, Borrower shall pay to Bank immediately upon demand such amounts as may be necessary to compensate Bank for any fines, fees, charges, penalties or other costs incurred or payable by Bank as a result thereof and which are attributable to any LIBOR options made available to Borrower hereunder, and any reasonable allocation made by Bank among its operations shall be conclusive and binding upon Borrower.

          (iii) If any Change in Law or compliance by Bank with any request or directive (whether or not having the force of law) from any central bank or other governmental authority shall:

          (A) subject Bank to any tax, duty or other charge with respect to any LIBOR options, or change the basis of taxation of payments to Bank of principal, interest, fees or any other amount payable hereunder (except for changes in the rate of tax on the overall net income of Bank); or

          (B) impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any office of Bank; or

          (C)  impose on Bank any other condition;

and the result of any of the foregoing is to increase the cost to Bank of making, renewing or maintaining any LIBOR options hereunder and/or to reduce any amount receivable by Bank in connection therewith, then in any such case, Borrower shall pay to Bank immediately upon demand such amounts as may be necessary to compensate Bank for any additional costs incurred by Bank and/or reductions in amounts received by Bank which are attributable to such LIBOR options. In determining which costs incurred by Bank and/or reductions in amounts received by Bank are attributable to any LIBOR options made available to Borrower hereunder, any reasonable allocation made by Bank among its operations shall be conclusive and binding upon Borrower.

     (d) Payment of Interest. Interest accrued on this Note shall be payable on
         -------------------
the 1st day of each month, commencing July 1, 1998.

BORROWING AND REPAYMENT:

     (a) Borrowing and Repayment. Borrower may, from time to time during the
         -----------------------
term of this Note [ILLEGIBLE], partially or wholly repay its outstanding borrowings, and reborrow, subject to all of the limitations, terms and conditions of this Note and of any document executed in connection with or governing this Note; provided however, that the total outstanding borrowings under this Note shall not at any time exceed the principal amount stated above. The unpaid principal balance of this obligation at any time shall be the total amounts advanced hereunder by the holder hereof less the amount of principal payments made hereon by or for any Borrower, which balance may be endorsed hereon from time to time by the holder. The outstanding principal balance of this Note shall be due and payable in fall on June 1, 2001.

     (b) Advances. Advances hereunder, to the total amount of the principal sum
         --------
available hereunder, may be made by the holder at the oral or written request of
(i) WILLIAM C. HUDDLESTON or JOHN R. WOLF or JOHN

Revolving Line of Credit Note (08/96), Page 2

SANTOS or DEBORAH ANDREWS, any one acting alone, who are authorized to request advances and direct the disposition of any advances until written notice of the revocation of such authority is received by the holder at the office designated above, or (ii) any person, with respect to advances deposited to the credit of any account of any Borrower with the holder, which advances, when so deposited, shall be conclusively presumed to have been made to or for the benefit of each Borrower regardless of the fact that persons other than those authorized to request advances may have authority to draw against such account. The holder shall have no obligation to determine whether any person requesting an advance is or has been authorized by any Borrower.

     (c) Application of Payments. Each payment made on this Note shall be
         -----------------------
credited first, to any interest then due and second, to the outstanding principal balance hereof. All payments credited to principal shall be applied first, to the outstanding principal balance of this Note which bears interest determined in relation to the Prime Rate, if any, and second, to the outstanding principal balance of this Note which bears interest determined in relation to LIBOR, with such payments applied to the oldest Fixed Rate Term first.

PREPAYMENT:

     (a) Prime Rate. Borrower may prepay principal on any portion of this Note
         ----------
which bears interest determined in relation to the Prime Rate at any time, in any amount and without penalty.

     (b) LIBOR. Borrower may prepay principal on any portion of this Note which
         -----
bears interest determined in relation to LIBOR at any time and in the minimum amount of $500,000.00; provided however, that if the outstanding principal balance of such portion of this Note is less than said amount, the minimum prepayment amount shall be the entire outstanding principal balance thereof. In consideration of Bank providing this prepayment option to Borrower, or if any such portion of this Note shall become due and payable at any time prior to the last day of the Fixed Rate Term applicable thereto by acceleration or otherwise, Borrower shall pay to Bank immediately upon demand a fee which is the sum of the discounted monthly differences for each month from the month of prepayment through the month in which such Fixed Rate Term matures, calculated as follows for each such month:

     (i)   Determine the amount of interest which would have accrued each month
           ---------
on the amount prepaid at the interest rate applicable to such amount had it remained outstanding until the last day of the Fixed Rate Term applicable thereto.

     (ii)  Subtract from the amount determined in (i) above the amount of
           --------
interest which would have accrued for the same month on the amount prepaid for the remaining term of such Fixed Rate Term at LIBOR in effect on the date of prepayment for new loans made for such term and in a principal amount equal to the amount prepaid.

     (iii) If the result obtained in (ii) for any month is greater than zero, discount that difference by LIBOR used in (ii) above.

Each Borrower acknowledges that prepayment of such amount may result in Bank incurring additional costs, expenses and/or liabilities, and that it is difficult to ascertain the full extent of such costs, expenses and/or liabilities. Each Borrower, therefore, agrees to pay the above-described prepayment fee and agrees that said amount represents a reasonable estimate of the prepayment costs, expenses and/or liabilities of Bank. If Borrower falls to pay any prepayment fee when due, the amount of such prepayment fee shall thereafter bear interest until paid at a rate per annum 2.000% above the Prime Rate in effect from time to time (computed on the basis of a 360-day year, actual days elapsed). Each change in the rate of interest on any such past due prepayment fee shall become effective on the date each Prime Rate change is announced within Bank.

EVENTS OF DEFAULT:

The occurrence of any of the following shall constitute an "Event of Default" under this Note:

     (a) The failure to pay any principal, interest, fees or other charges when due hereunder or under any contract, Instrument or document executed In connection with this Note.

     (b) The filing of a petition by or against any Borrower, any guarantor of this Note or any general partner or joint venturer in any Borrower which is a partnership or a joint venture (with each such guarantor, general partner and/or joint venturer referred to herein as a "Third Party Obligor") under any provisions of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar or other law relating to bankruptcy, insolvency, reorganization or other relief for debtors; the appointment of a receiver, trustee, custodian or liquidator of or for any part of the assets or property of any Borrower or Third Party Obligor; any [ILLEGIBLE] generally not paying its debts as they become due; or any attachment or like levy on any property of any Borrower or Third Party Obligor.

     (c) The death or incapacity of any individual Borrower or Third Party Obligor, or the dissolution or liquidation of any Borrower or Third Party Obligor which is a corporation, partnership, joint venture or other type of entity.

     (d) Any default in the payment or performance of any obligation, or any defined event of default, under any provisions of any contract, instrument or document pursuant to which any Borrower or Third Party Obligor has incurred any obligation for borrowed money, any purchase obligation, or any other liability of any kind to any person or entity, including the holder.

Revolving Line of Credit Note (08/96), Page 3

     (e) Any financial statement provided by any Borrower or Third Party Obligor to Bank proves to be incorrect, false or misleading in any material respect.

     (f) Any sale or transfer of all or a substantial or material part of the assets of any Borrower or Third Party Obligor other than in the ordinary course of its business.

     (g) Any violation or breach of any provision of, or any defined event of default under, any addendum to this Note or any loan agreement, guaranty, security agreement, deed of trust, mortgage or other document executed in connection with or securing this Note.

MISCELLANEOUS:

     (a) Remedies. Upon the occurrence of any Event of Default, the holder of
         --------
this Note, at the holder's option, may declare all sums of principal and interest outstanding hereunder to be immediately due and payable without presentment, demand, notice of nonperformance, notice of protest, protest or notice of dishonor, all of which are expressly waived by each Borrower, and the obligation, if any, of the holder to extend any further credit hereunder shall immediately cease and terminate. Each Borrower shall pay to the holder immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of the holder's in-house counsel), expended or incurred by the holder In connection with the enforcement of the holder's rights and/or the collection of any amounts which become due to the holder under this Note, and the prosecution or defense of any action in any way related to this Note, including without limitation, any action for declaratory relief, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person) relating to any Borrower or any other person or entity.

     (b) Obligations Joint and Several. Should more than one person or entity
         -----------------------------
sign this Note as a Borrower, the obligations of each such Borrower shall be joint and several.

     (c) Governing Law. This Note shall be governed by and construed in
         -------------
accordance with the laws of the state of California.

     IN WITNESS WHEREOF, the undersigned has executed this Note as of the date first written above.


STAAR SURGICAL COMPANY


By:
   ------------------------
   William C. Huddleston
   Chief Financial Officer





Revolving Line of Credit Note (08/96), Page 4